UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 14, 2008

CHINA ARCHITECTURAL ENGINEERING, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33709	51-05021250
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

105 Baishi Road, Jiuzhou West Avenue, Zhuhai 519070 People’s Republic of China	N/A
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	0086-756-8538908

N/A
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On April 14, 2008, China Architectural Engineering, Inc. (the “Company”) issued a press release announcing that Xinyue Jasmine Geffner, CFA, the Company’s Chief Financial Officer, will be conducting a nationwide investor “non-deal road show” in the United States from April 14-18, 2008. The "non-deal road show" is intended to provide additional information to investors regarding the Company’s historical achievements, strategic initiatives, project pipeline, market opportunities, international expansion plans and long-term growth strategy. The Company presentation to be used during the meetings will be available via the Investor Relations section of the Company’s website at www.caebuilding.com and is attached to this Current Report on Form 8-K as Exhibit 99.1. The slides set forth in Exhibit 99.1 are incorporated by reference herein. A copy of the April 14, 2008 press release is attached to this Current Report on Form 8-K as Exhibit 99.2 and the information therein is incorporated herein by reference.

The information on this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2 attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section. Accordingly, the information in Item 7.01 of this report shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the registrant that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the registrant or any of its affiliates.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Presentation dated April 2008
99.2	Press Release dated April 14, 2008

    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 14, 2008	CHINA ARCHITECTURAL ENGINEERING, INC.

	By:	/s/ Luo Ken Yi
	Name:	Luo Ken Yi
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Presentation dated April 14, 2008
99.2	Press Release dated April 14, 2008